                       ==================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 14, 1997


                            AAMES CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      CALIFORNIA                   333-21219                  95-4438859
      ----------                   ---------                  ----------
(State or other jurisdiction      (Commission              (I.R.S. employer
  of incorporation)               file number)           identification no.)

                             350 South Grand Avenue
                          LOS ANGELES, CALIFORNIA 90071
                    ----------------------------------------
          (Address of principal executive offices, including ZIP Code)


                                 (213) 640-5000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       NA
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                       ==================================

Item 5. Other Events.

         Aames Capital Corporation (the "Sponsor") and an affiliate, Aames Capital Acceptance Corp., registered up to $2,800,000,000 principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-21219) (the "Registration Statement"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement dated June 18, 1997, and a Prospectus, dated March 18, 1997 (collectively, the "Prospectus"), relating to $500,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1997-B (the "Certificates"), issued by Aames Mortgage Trust 1997-B (the "Trust") on June 25, 1997 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-IO, Class M-1F, Class M-2F, Class B1-F, Class A-1A, Class M-1A, Class M-2A, Class B-1A (together, the "Offered Certificates"), Class C and Class R Certificates. Only the Offered Certificates were offered by the Prospectus.

         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Pooling and Servicing Agreement") between the Sponsor, in the capacity of Seller and Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of two groups (each, a "Mortgage Loan Group") of home equity mortgage loans (together, the "Initial Mortgage Loans"), and (ii) amounts on deposit in a purchase account (the "Purchase Account") and a capitalized interest account held by the Trustee. On the Closing Date, cash in the amount of $57,163,905.91 (the "Purchase Account Deposit") was deposited in the Purchase Account in the name of the Trustee. The Purchase Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Mortgage Loans") on or before July 14, 1997. Approximately $21,835,847.17 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing fixed rates of interest to be included in the Fixed Rate Group, and approximately $35,328,058.74 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing adjustable rates of interest to be included in the Adjustable Rate Group.

         On June 25, 1997, the Trustee, on behalf of the Trust, and the Sponsor entered into a Subsequent Transfer Agreement, dated as of such date (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $21,835,416.69 aggregate principal balance of Subsequent Mortgage Loans to be included in the Fixed Rate Group for a purchase price equal to such balance and $35,325,374.56 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price equal to such balance.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.

         Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333- 21219.

                                    ANNEX A:


                        DESCRIPTION OF THE MORTGAGE POOL



         The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of the Subsequent Cut-off Date (as defined in the Subsequent Transfer Agreement). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 6,280 Mortgage Loans and has an aggregate principal balance of $499,996,885.34. Set forth below is more detailed information regarding the Mortgage Pool by Mortgage Loan Group.

FIXED RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $189,999,569.52. Approximately 90.17%, 7.02% and 2.81% of the
Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than .53% of the Mortgage Loans in the Fixed Rate Group were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 90.80% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 68.36%. The maximum and average loan sizes of the Mortgage Loans in the Fixed Rate Group were $463,783.52 and approximately $59,486.40, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at origination of the related Mortgage Loans was approximately $112,970.13.

         The interest rates borne by the Mortgage Loans (each, a "Mortgage Interest Rate") in the Fixed Rate Group ranged from 7.500% per annum to 18.00% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 10.560% per annum.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 296 months. The weighted average original term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 297 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was approximately one month.

         Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, 95.61% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 4.39% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.

ADJUSTABLE RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $309,997,315.82. Approximately 90.71%, 5.25% and 4.04% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than .40% of the Mortgage Loans in the Adjustable Rate Group (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were secured by Mortgaged Properties located in any single postal ZIP code.

         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Adjustable Rate Group did not exceed 95.00% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 73.77%. The maximum and average loan size of the Mortgage Loans in the Adjustable Rate Group were $600,000.00 and $100,452.79, respectively. The average appraised value of the Mortgaged Properties was $140,259.10.

         The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately five months, six months, one year or two years after the related date of origination, adjust based on either (i) the London Interbank Offered Rate for six-month United States dollar deposits based on quotations of major banks as published in The Wall Street Journal or
(ii) the one-year CMT index. The Mortgage Loans in the Adjustable Rate Group that have interest rates adjusted on the basis of the six-month London Interbank Offered Rate have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. The Mortgage Loans that have interest rates adjusted on the basis of the one-year CMT index have annual interest rate and payment date adjustment frequencies after the applicable next interest rate adjustment date.

         The weighted average Mortgage Interest Rate of the Mortgage Loans in the Adjustable Rate Group was approximately 9.952% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 6.253%. The gross margin for the Mortgage Loans in the Adjustable Rate Group ranged from 2.865% to 15.00%. Each Mortgage Loan in the Adjustable Rate Group has a semi-annual adjustment cap of 0.50% to 3% above the interest rate in effect for such Mortgage Loan prior to such adjustment; provided, however, that for certain of such Mortgage Loans the semi-annual adjustment cap does not apply in the case of the first interest rate adjustment date. The Mortgage Loans that have interest rates adjusted on the basis of the one-year CMT index have an annual adjustment rate cap of 2.00% above the then current rate on the related Mortgage Loan. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Maximum Rates") ranged from 10.125% per annum to 22.470% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 16.568% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "Minimum Rates") ranged from 4.000% per annum to 15.470% per annum. The weighted average Minimum Rate was approximately 9.764% per annum.

         Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 357 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 359 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was approximately two months.

         Approximately .08% of the aggregate principal balance of the Mortgage Loans in the Adjustable Rate Group are Balloon Loans.

Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 1.1 Underwriting Agreement, dated June 18, 1997, between Aames Capital Corporation, as Sponsor, and Donaldson, Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
Schedule I to the Pricing Agreement.

                 1.2 Pricing Agreement, dated June 18, 1997, between Aames Capital Corporation, as Sponsor, and Donaldson, Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in Schedule I thereto.

                 4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                 10.1  Subsequent Transfer Agreement, dated as of June 25,
1997, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AAMES CAPITAL CORPORATION



                                   By:  /s/ Mark E. Elbaum
                                        ---------------------------------
                                        Mark E. Elbaum
                                        Senior Vice President - Finance and
                                        Chief Accounting Officer




Dated: July 28, 1997

                     TYPE OF MORTGAGED PROPERTY (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
PROPERTY TYPE                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
Single Family Residence...............................      2,901                $ 171,319,228.47               90.17%
Two- to Four-Family Residence.........................        193                $  13,343,429.02                7.02%
Condominium Unit......................................        100                $   5,336,912.03                2.81%
                  Total...............................      3,194                $ 189,999,569.52              100.00%


                          OCCUPANCY STATUS (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
OCCUPANCY STATUS                                           MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
----------------                                           --------------        -----------------        -----------------
Owner Occupied/Primary Residence......................      2,965                $ 178,733,176.95               94.07%
Non-Owner Occupied/Investment Property................        229                $  11,266,392.57                5.93%
                  Total...............................      3,194                $ 189,999,569.52              100.00%


                          PRIORITY OF LIEN (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
LIEN PRIORITY                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
First Lien............................................      2,605                $ 171,775,329.24               90.41%
Second Lien...........................................        585                $  18,167,358.85                9.56%
Third Lien............................................          4                $      56,881.43                0.03%
                  Total...............................      3,194                $ 189,999,569.52              100.00%

                         ORIGINATOR STATUS (FIXED RATE)


                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
ORIGINATOR                                                 MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
----------                                                 --------------        -----------------        -----------------
Affiliate.............................................      2,442                $ 139,117,622.88               73.22%
Unaffiliated..........................................        752                $  50,881,946.64               26.78%
                  Total...............................      3,194                $ 189,999,569.52              100.00%

                    COMBINED LOAN-TO-VALUE RATIO (FIXED RATE)

                                                                                                         PERCENTAGE OF
                                                                                                          CUT-OFF DATE
RANGE OF COMBINED                                             NUMBER OF        AGGREGATE UNPAID            AGGREGATE
LOAN-TO-VALUE RATIOS                                       MORTGAGE LOANS     PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------                                       --------------     -----------------        -----------------
0.01% to 5.00%........................................          1              $     25,000.00               0.01%
5.01% to 10.00%.......................................          6              $    103,780.40               0.05%
10.01% to 15.00%......................................         20              $    463,125.73               0.24%
15.01% to 20.00%......................................         39              $    992,026.73               0.52%
20.01% to 25.00%......................................         32              $    998,376.02               0.53%
25.01% to 30.00%......................................         46              $  1,444,648.67               0.76%
30.01% to 35.00%......................................         82              $  3,121,749.22               1.64%
35.01% to 40.00%......................................         79              $  3,338,790.62               1.76%
40.01% to 45.00%......................................        116              $  5,204,987.73               2.74%
45.01% to 50.00%......................................        119              $  5,270,712.92               2.77%
50.01% to 55.00%......................................        171              $  8,419,201.57               4.43%
55.01% to 60.00%......................................        231              $ 13,108,268.29               6.90%
60.01% to 65.00%......................................        409              $ 21,833,607.47              11.49%
65.01% to 70.00%......................................        471              $ 27,246,932.91              14.34%
70.01% to 75.00%......................................        727              $ 43,785,029.37              23.04%
75.01% to 80.00%......................................        398              $ 32,500,737.72              17.11%
80.01% to 85.00%......................................        188              $ 16,454,724.87               8.66%
85.01% to 90.00%......................................         58              $  5,583,369.28               2.94%
90.01% to 95.00%......................................          1              $    104,500.00               0.06%
                  Total...............................      3,194              $189,999,569.52             100.00%

                     REMAINING TERM TO MATURITY (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
     RANGE OF REMAINING                                       NUMBER OF           AGGREGATE UNPAID            AGGREGATE
TERMS TO MATURITY (MONTHS)                                 MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------                                 --------------        -----------------        -----------------
1-60..................................................         37                 $    753,409.69                0.40%
61-120................................................        170                 $  4,786,185.34                2.52%
121-180...............................................      1,244                 $ 54,180,886.40               28.52%
181-240...............................................         95                 $  5,380,193.14                2.83%
241-300...............................................         10                 $    896,975.92                0.47%
301-360...............................................      1,638                 $124,001,919.03               65.26%
                  Total...............................      3,194                 $189,999,569.52              100.00%

                     ORIGINAL TERM TO MATURITY (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
      RANGE OF ORIGINAL                                       NUMBER OF           AGGREGATE UNPAID            AGGREGATE
TERMS TO MATURITY (MONTHS)                                 MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------                                 --------------        -----------------        -----------------
1-60..................................................         36                $     697,726.57                0.37%
61-120................................................        170                $   4,781,009.07                2.52%
121-180...............................................      1,237                $  53,692,189.07               28.26%
181-240...............................................        103                $   5,929,749.86                3.12%
241-300...............................................         10                $     896,975.92                0.47%
301-360...............................................      1,638                $ 124,001,919.03               65.26%
                  Total...............................      3,194                $ 189,999,569.52              100.00%

                      MORTGAGE INTEREST RATES (FIXED RATE)


                                                                                                          PERCENTAGE OF
                                                                                                          CUT-OFF DATE
RANGE OF MORTGAGE                                           NUMBER OF           AGGREGATE UNPAID           AGGREGATE
 INTEREST RATES                                          MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------                                        --------------        -----------------        -----------------
7.001% to 7.500%......................................          3               $     280,791.40               0.15%
7.501% to 8.000%......................................         26               $   2,027,250.52               1.07%
8.001% to 8.500%......................................        117               $   8,349,690.17               4.39%
8.501% to 9.000%......................................        224               $  18,642,840.94               9.81%
9.001% to 9.500%......................................        330               $  23,365,783.30              12.30%
9.501% to 10.000%.....................................        382               $  28,421,101.93              14.96%
10.001% to 10.500%....................................        483               $  28,192,067.66              14.84%
10.501% to 11.000%....................................        403               $  23,151,160.43              12.18%
11.001% to 11.500%....................................        303               $  14,990,573.42               7.89%
11.501% to 12.000%....................................        290               $  14,582,639.92               7.68%
12.001% to 12.500%....................................        183               $   8,119,254.82               4.27%
12.501% to 13.000%....................................        166               $   8,032,248.79               4.23%
13.001% to 13.500%....................................         82               $   3,561,614.07               1.87%
13.501% to 14.000%....................................         76               $   3,017,958.27               1.59%
14.001% to 14.500%....................................         50               $   1,758,391.12               0.93%
14.501% to 15.000%....................................         39               $   1,563,604.77               0.82%
15.001% to 15.500%....................................         18               $     918,459.01               0.48%
15.501% to 16.000%....................................         10               $     636,327.22               0.33%
16.001% to 16.500%....................................          5               $     229,825.52               0.12%
16.501% to 17.000%....................................          2               $      74,086.24               0.04%
17.001% to 17.500%....................................          1               $      35,100.00               0.02%
17.501% to 18.000%....................................          1               $      48,800.00               0.03%
                  Total...............................      3,194               $ 189,999,569.52             100.00%

                   CUT-OFF DATE PRINCIPAL BALANCE (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
    RANGE OF CUT-OFF                                          NUMBER OF           AGGREGATE UNPAID            AGGREGATE
DATE PRINCIPAL BALANCES                                    MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------                                    --------------        -----------------        -----------------
$0.01 to $50,000.00...................................      1,684                 $ 51,992,443.10              27.36%
$50,000.01 to $100,000.00.............................      1,096                 $ 77,760,265.63              40.93%
$100,000.01 to $150,000.00............................        293                 $ 34,911,834.83              18.37%
$150,000.01 to $200,000.00............................         73                 $ 12,671,741.68               6.67%
$200,000.01 to $250,000.00............................         26                 $  5,911,769.79               3.11%
$250,000.01 to $300,000.00............................         12                 $  3,270,615.07               1.72%
$300,000.01 to $350,000.00............................          8                 $  2,645,615.90               1.39%
$350,000.01 to $400,000.00............................          1                 $    371,500.00               0.20%
$450,000.01 to $500,000.00............................          1                 $    463,783.52               0.24%
                  Total...............................      3,194                 $189,999,569.52             100.00%

         GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
PROPERTY TYPE                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
(AR) Arkansas.........................................          4                 $    195,287.49                0.10%
(AZ) Arizona..........................................        127                 $  6,842,877.39                3.60%
(CA) California.......................................        551                 $ 41,713,970.52               21.95%
(CO) Colorado.........................................        149                 $  9,583,435.50                5.04%
(CT) Connecticut......................................         17                 $  1,243,940.94                0.65%
(DC) District of Columbia.............................          4                 $    298,544.76                0.16%
(DE) Delaware.........................................          1                 $     38,300.00                0.02%
(FL) Florida..........................................        363                 $ 20,444,980.56               10.76%
(GA) Georgia..........................................         67                 $  3,038,743.18                1.60%
(HI) Hawaii...........................................         29                 $  4,965,208.79                2.61%
(IA) Iowa.............................................          2                 $    130,864.86                0.07%
(ID) Idaho............................................         20                 $  1,324,363.19                0.70%
(IL) Illinois.........................................        132                 $  6,545,589.55                3.45%
(IN) Indiana..........................................        131                 $  5,706,439.17                3.00%
(KY) Kentucky.........................................         10                 $    473,906.64                0.25%
(LA) Louisiana........................................         35                 $  1,615,163.03                0.85%
(MA) Massachusetts....................................         13                 $  1,103,994.32                0.58%
(MD) Maryland.........................................         84                 $  4,921,388.93                2.59%
(ME)  Maine...........................................          1                 $     29,926.09                0.02%
(MI) Michigan.........................................        124                 $  5,070,500.91                2.67%
(MN) Minnesota........................................         32                 $  1,425,395.43                0.75%
(MO) Missouri.........................................         69                 $  2,712,696.32                1.43%
(MS) Mississippi......................................          9                 $    260,865.21                0.14%
(MT) Montana..........................................          6                 $    471,259.44                0.25%
(NC) North Carolina...................................         17                 $    843,048.94                0.44%
(NE) Nebraska.........................................          6                 $    362,496.33                0.19%

         GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (FIXED RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
PROPERTY TYPE                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
(NH) New Hampshire....................................          2                $     217,115.11               0.11%
(NJ) New Jersey.......................................         75                $   5,243,634.88               2.76%
(NM) New Mexico.......................................         19                $   1,134,055.95               0.60%
(NV) Nevada...........................................         48                $   2,780,907.02               1.46%
(NY) New York.........................................         82                $   7,063,412.94               3.72%
(OH) Ohio.............................................        198                $   8,718,995.99               4.59%
(OK) Oklahoma.........................................          9                $     396,200.75               0.21%
(OR) Oregon...........................................        133                $   8,841,706.69               4.65%
(PA) Pennsylvania.....................................        175                $   7,530,347.07               3.96%
(RI) Rhode Island.....................................          4                $     324,583.07               0.17%
(SC) South Carolina...................................         21                $     904,118.51               0.48%
(SD) South Dakota.....................................          1                $      20,050.00               0.01%
(TN) Tennessee........................................         24                $   1,188,180.90               0.63%
(TX) Texas............................................         22                $   1,371,815.21               0.72%
(UT) Utah.............................................        107                $   6,900,484.51               3.63%
(VA) Virginia.........................................         46                $   2,467,939.74               1.30%
(VT) Vermont..........................................          2                $      96,860.01               0.05%
(WA) Washington.......................................        216                $  13,115,960.84               6.90%
(WI) Wisconsin........................................          4                $     156,821.79               0.08%
(WY) Wyoming..........................................          3                $     163,191.05               0.09%
                  Total...............................      3,194                $ 189,999,569.52             100.00%

                  TYPE OF MORTGAGED PROPERTY (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
PROPERTY TYPE                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
Single Family Residence...............................      2,779                $ 281,186,516.18              90.71%
Two- to Four-Family Residence.........................        168                $  16,286,367.51               5.25%
Condominium Unit......................................        139                $  12,524,432.13               4.04%
                  Total...............................      3,086                $ 309,997,315.82             100.00%


                       OCCUPANCY STATUS (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
OCCUPANCY STATUS                                           MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
----------------                                           --------------        -----------------        -----------------
Owner Occupied/Primary Residence......................      2,865                $ 295,781,071.98               95.41%
Non-Owner Occupied/Investment Property................        221                $  14,216,243.84                4.59%
                  Total...............................      3,086                $ 309,997,315.82              100.00%


                       PRIORITY OF LIEN (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
LIEN PRIORITY                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
First Lien............................................      3,086                $ 309,997,315.82             100.00%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

                       ORIGINATOR STATUS (ADJUSTABLE RATE)


                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
ORIGINATOR                                                 MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
----------                                                 --------------        -----------------        -----------------
Affiliate.............................................      1,191                $ 102,560,129.61               33.08%
Unaffiliated..........................................      1,895                $ 207,437,186.21               66.92%
                  Total...............................      3,086                $ 309,997,315.82              100.00%

                 COMBINED LOAN-TO-VALUE RATIO (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
RANGE OF COMBINED                                             NUMBER OF           AGGREGATE UNPAID            AGGREGATE
LOAN-TO-VALUE RATIOS                                       MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------                                       --------------        -----------------        -----------------
5.0% to 10.0%.........................................          1                $      22,000.00               0.01%
10.0% to 15.0%........................................          2                $      82,195.67               0.03%
15.0% to 20.0%........................................          4                $     138,979.30               0.04%
20.0% to 25.0%........................................          6                $     203,068.06               0.07%
25.0% to 30.0%........................................         11                $     463,828.73               0.15%
30.0% to 35.0%........................................         15                $     926,501.64               0.30%
35.0% to 40.0%........................................         23                $   1,852,172.49               0.60%
40.0% to 45.0%........................................         34                $   3,038,094.21               0.98%
45.0% to 50.0%........................................         59                $   5,162,570.95               1.67%
50.0% to 55.0%........................................         72                $   5,570,899.85               1.80%
55.0% to 60.0%........................................        150                $  11,458,497.68               3.70%
60.0% to 65.0%........................................        469                $  38,109,651.87              12.29%
65.0% to 70.0%........................................        438                $  38,697,316.73              12.48%
70.0% to 75.0%........................................        647                $  66,091,701.85              21.32%
75.0% to 80.0%........................................        745                $  85,496,613.50              27.58%
80.0% to 85.0%........................................        291                $  37,180,523.05              11.99%
85.0% to 90.0%........................................        109                $  14,125,093.41               4.56%
90.0% to 95.0%........................................         10                $   1,377,606.83               0.44%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

                  REMAINING TERM TO MATURITY (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
     RANGE OF REMAINING                                       NUMBER OF           AGGREGATE UNPAID            AGGREGATE
TERMS TO MATURITY (MONTHS)                                 MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------                                 --------------        -----------------        -----------------
121-180...............................................         39                $   2,144,700.20              0.69%
181-240...............................................          1                $      55,200.00              0.02%
301-360...............................................      3,046                $ 307,797,415.62             99.29%
                  Total...............................      3,086                $ 309,997,315.82            100.00%

                   ORIGINAL TERM TO MATURITY (ADJUSTABLE RATE)

                                                                                                             PERCENTAGE OF
                                                                                                             CUT-OFF DATE
      RANGE OF ORIGINAL                                       NUMBER OF           AGGREGATE UNPAID            AGGREGATE
TERMS TO MATURITY (MONTHS)                                 MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------                                 --------------        -----------------        -----------------
121-180...............................................         39                $   2,144,700.20              0.69%
181-240...............................................          1                $      55,200.00              0.02%
301-360...............................................      3,046                $ 307,797,415.62             99.29%
                  Total...............................      3,086                $ 309,997,315.82            100.00%

                        INTEREST RATES (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
RANGE OF INTEREST RATES                                    MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------                                    --------------        -----------------        -----------------
5.001% to 5.500%......................................          1                $     113,200.00               0.04%
5.501% to 6.000%......................................          6                $     435,800.00               0.14%
6.001% to 6.500%......................................          6                $     496,248.25               0.16%
6.501% to 7.000%......................................         17                $   2,052,743.89               0.66%
7.001% to 7.500%......................................         54                $   6,344,275.23               2.05%
7.501% to 8.000%......................................        109                $  12,813,618.72               4.13%
8.001% to 8.500%......................................        197                $  24,261,277.59               7.83%
8.501% to 9.000%......................................        373                $  46,529,022.21              15.01%
9.001% to 9.500%......................................        347                $  38,324,898.14              12.36%
9.501% to 10.000%.....................................        512                $  53,509,619.03              17.26%
10.001% to 10.500%....................................        354                $  34,277,171.58              11.06%
10.501% to 11.000%....................................        305                $  29,665,130.71               9.57%
11.001% to 11.500%....................................        200                $  17,453,470.35               5.63%
11.501% to 12.000%....................................        149                $  11,351,644.98               3.66%
12.001% to 12.500%....................................        146                $   9,998,504.59               3.23%
12.501% to 13.000%....................................        134                $  10,085,847.23               3.25%
13.001% to 13.500%....................................         72                $   4,907,247.60               1.58%
13.501% to 14.000%....................................         55                $   4,050,917.54               1.31%
14.001% to 14.500%....................................         28                $   1,908,798.28               0.62%
14.501% to 15.000%....................................         17                $   1,207,185.06               0.39%
15.001% to 15.500%....................................          4                $     210,694.84               0.07%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

                    MINIMUM INTEREST RATES (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
RANGE OF INTEREST RATES                                    MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------                                    --------------        -----------------        -----------------
3.501% to 4.000%......................................          3                $     630,146.98               0.20%
4.001% to 4.500%......................................          3                $     321,264.19               0.10%
4.501% to 5.000%......................................          4                $     428,907.67               0.14%
5.001% to 5.500%......................................         31                $   3,838,181.13               1.24%
5.501% to 6.000%......................................         47                $   6,130,529.57               1.98%
6.001% to 6.500%......................................         42                $   4,993,911.05               1.61%
6.501% to 7.000%......................................         40                $   5,396,802.62               1.74%
7.001% to 7.500%......................................         54                $   6,199,606.05               2.00%
7.501% to 8.000%......................................        104                $  12,211,550.95               3.94%
8.001% to 8.500%......................................        171                $  21,807,601.64               7.03%
8.501% to 9.000%......................................        340                $  42,068,604.92              13.57%
9.001% to 9.500%......................................        320                $  35,636,928.90              11.50%
9.501% to 10.000% ....................................        461                $  47,367,999.98              15.28%
10.001% to 10.500%....................................        323                $  30,702,247.28               9.90%
10.501% to 11.000%....................................        305                $  28,268,266.32               9.12%
11.001% to 11.500%....................................        200                $  17,160,576.22               5.54%
11.501% to 12.000%....................................        168                $  13,416,123.00               4.33%
12.001% to 12.500%....................................        153                $  10,698,030.50               3.45%
12.501% to 13.000%....................................        140                $  10,568,078.49               3.41%
13.001% to 13.500%....................................         76                $   5,078,934.83               1.64%
13.501% to 14.000%....................................         54                $   3,948,093.34               1.27%
14.001% to 14.500%....................................         27                $   1,749,243.98               0.56%
14.501% to 15.000%....................................         16                $   1,164,991.37               0.38%
15.001% to 15.500%....................................          4                $     210,694.84               0.07%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

                    MAXIMUM INTEREST RATES (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
RANGE OF INTEREST RATES                                    MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------                                    --------------        -----------------        -----------------
10.001% to 10.500%....................................          1                $     366,585.44               0.12%
12.001% to 12.500%....................................          3                $     284,273.25               0.09%
12.501% to 13.000%....................................         12                $   1,416,995.42               0.46%
13.001% to 13.500%....................................         30                $   3,563,547.76               1.15%
13.501% to 14.000%....................................         64                $   7,943,505.18               2.56%
14.001% to 14.500%....................................        106                $  13,496,944.85               4.35%
14.501% to 15.000%....................................        177                $  22,200,127.37               7.16%
15.001% to 15.500%....................................        231                $  27,458,341.17               8.86%
15.501% to 16.000%....................................        415                $  48,028,524.53              15.49%
16.001% to 16.500%....................................        332                $  36,001,211.60              11.61%
16.501% to 17.000%....................................        443                $  44,970,041.49              14.51%
17.001% to 17.500%....................................        339                $  30,321,445.45               9.78%
17.501% to 18.000% ...................................        244                $  22,314,607.52               7.20%
18.001% to 18.500%....................................        205                $  17,609,420.67               5.68%
18.501% to 19.000%....................................        151                $  11,615,300.51               3.75%
19.001% to 19.500%....................................        114                $   7,727,085.57               2.49%
19.501% to 20.000%....................................         97                $   6,609,846.96               2.13%
20.001% to 20.500%....................................         59                $   3,673,205.70               1.18%
20.501% to 21.000%....................................         35                $   2,564,287.46               0.83%
21.001% to 21.500%....................................         15                $     939,616.01               0.30%
21.501% to 22.000%....................................         11                $     796,061.59               0.26%
22.001% to 22.500%....................................          2                $      96,340.32               0.03%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

                         GROSS MARGINS (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
RANGE OF GROSS MARGINS                                     MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
----------------------                                     --------------        -----------------        -----------------
2.501% to 3.000%......................................          3                $     591,901.69               0.19%
3.001% to 3.500%......................................         10                $   1,843,706.00               0.59%
3.501% to 4.000%......................................          7                $     500,448.67               0.16%
4.001% to 4.500%......................................         24                $   2,525,689.07               0.81%
4.501% to 5.000%......................................        337                $  35,767,891.54              11.54%
5.001% to 5.500%......................................        538                $  57,212,098.43              18.46%
5.501% to 6.000%......................................        618                $  65,726,983.04              21.20%
6.001% to 6.500%......................................        398                $  43,357,153.34              13.99%
6.501% to 7.000%......................................        529                $  46,634,585.86              15.04%
7.001% to 7.500%......................................        200                $  19,947,065.63               6.43%
7.501% to 8.000%......................................        167                $  14,972,354.05               4.83%
8.001% to 8.500%......................................         70                $   6,114,119.46               1.97%
8.501% to 9.000% .....................................         59                $   4,324,193.37               1.39%
9.001% to 9.500%......................................         59                $   4,678,154.30               1.51%
9.501% to 10.000%.....................................         47                $   4,210,556.44               1.36%
10.001% to 10.500%....................................         16                $   1,257,888.24               0.41%
10.501% to 11.000%....................................          2                $     143,540.00               0.05%
11.001% to 11.500%....................................          1                $      68,986.69               0.02%
14.501% to 15.000%....................................          1                $     120,000.00               0.04%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

                   CURRENT PRINCIPAL BALANCE (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
RANGE OF CURRENT PRINCIPAL BALANCES                        MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------------------                        --------------        -----------------        -----------------
$0.01 to $50,000.00...................................        634                $  23,427,115.99               7.56%
$50,00.01 to $100,000.00..............................      1,329                $  98,363,215.02              31.73%
$100,000.01 to $150,000.00............................        647                $  78,551,848.40              25.34%
$150,000.01 to $200,000.00............................        240                $  41,860,472.98              13.50%
$200,000.01 to $250,000.00............................        105                $  23,392,507.69               7.55%
$250,000.01 to $300,000.00............................         55                $  15,318,945.37               4.94%
$300,000.01 to $350,000.00............................         33                $  10,595,915.10               3.42%
$350,000.01 to $400,000.00............................         20                $   7,588,422.85               2.45%
$400,000.01 to $450,000.00............................         11                $   4,758,559.22               1.54%
$450,000.01 to $500,000.00............................          8                $   3,858,642.07               1.24%
$500,000.01 to $550,000.00............................          1                $     548,605.83               0.18%
$550,000.01 to $600,000.00............................          3                $   1,733,065.30               0.56%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
PROPERTY TYPE                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
(AK) Alaska...........................................          1                 $     90,914.35               0.03%
(AR) Arkansas.........................................          8                 $    458,780.33               0.15%
(AZ) Arizona..........................................         91                 $  9,206,590.40               2.97%
(CA) California.......................................        435                 $ 62,523,685.82              20.17%
(CO) Colorado.........................................        164                 $ 16,940,376.08               5.46%
(CT) Connecticut......................................        111                 $ 11,667,645.47               3.76%
(DC) District of Columbia.............................         21                 $  1,949,187.56               0.63%
(DE) Delaware.........................................          5                 $    343,697.17               0.11%
(FL) Florida..........................................        212                 $ 18,471,634.39               5.96%
(GA) Georgia..........................................        133                 $ 15,049,974.99               4.85%
(HI) Hawaii...........................................         22                 $  4,149,183.60               1.34%
(IA) Iowa.............................................          3                 $    187,734.22               0.06%
(ID) Idaho............................................         42                 $  3,628,867.78               1.17%
(IL) Illinois.........................................        153                 $ 15,361,381.38               4.96%
(IN) Indiana..........................................         64                 $  4,235,381.84               1.37%
(KS) Kansas...........................................          6                 $    526,147.62               0.17%
(KY) Kentucky.........................................         14                 $  1,055,463.63               0.34%
(LA) Louisiana........................................         23                 $  1,836,756.26               0.59%
(MA) Massachusetts....................................         21                 $  2,405,224.60               0.78%
(MD) Maryland.........................................        106                 $  9,465,842.14               3.05%
(MI) Michigan.........................................         72                 $  5,839,689.91               1.88%
(MN) Minnesota........................................         50                 $  4,001,792.95               1.29%
(MO) Missouri.........................................         57                 $  3,187,718.05               1.03%
(MS) Mississippi......................................          2                 $    101,357.94               0.03%
(MT) Montana..........................................         16                 $  1,112,331.84               0.36%
(NC) North Carolina...................................        108                 $  8,604,661.01               2.78%

      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (ADJUSTABLE RATE)

                                                                                                            PERCENTAGE OF
                                                                                                             CUT-OFF DATE
                                                              NUMBER OF           AGGREGATE UNPAID            AGGREGATE
PROPERTY TYPE                                              MORTGAGE LOANS        PRINCIPAL BALANCE        PRINCIPAL BALANCE
-------------                                              --------------        -----------------        -----------------
(ND) North Dakota.....................................          1                $      25,900.00               0.01%
(NE) Nebraska.........................................          2                $     130,850.00               0.04%
(NH) New Hampshire....................................          5                $     420,310.17               0.14%
(NJ) New Jersey.......................................         77                $   8,843,726.20               2.85%
(NM) New Mexico.......................................         21                $   1,986,312.90               0.64%
(NV) Nevada...........................................         18                $   1,983,385.86               0.64%
(NY) New York.........................................         44                $   4,483,695.36               1.45%
(OH) Ohio.............................................        124                $   9,139,923.46               2.95%
(OK) Oklahoma.........................................          9                $     638,175.54               0.21%
(OR) Oregon...........................................        101                $  10,905,363.59               3.52%
(PA) Pennsylvania.....................................        130                $   8,595,014.82               2.77%
(RI) Rhode Island.....................................         12                $     848,801.60               0.27%
(SC) South Carolina...................................         33                $   2,228,215.37               0.72%
(SD) South Dakota.....................................          2                $      99,137.19               0.03%
(TN) Tennessee........................................         11                $     868,549.23               0.28%
(TX) Texas............................................        123                $  11,034,226.60               3.56%
(UT) Utah.............................................        173                $  20,188,549.45               6.51%
(VA) Virginia.........................................         30                $   2,757,634.08               0.89%
(VT) Vermont..........................................          1                $     194,409.25               0.06%
(WA) Washington.......................................        169                $  18,447,313.23               5.95%
(WI) Wisconsin........................................         58                $   3,600,358.05               1.16%
(WY) Wyoming..........................................          2                $     175,442.54               0.06%
                  Total...............................      3,086                $ 309,997,315.82             100.00%

                               INDEX TO EXHIBITS


 Exhibit
 Number                              Exhibit
 ------                              -------
   1.1          Underwriting Agreement, dated June 18, 1997,
                between Aames Capital Corporation, as Sponsor, and
                Donaldson, Lufkin & Jenrette Securities Corporation,
                as Representative of the several Underwriters named in
                Schedule I to the Pricing Agreement

   1.2          Pricing Agreement, dated June 18, 1997, between
                Aames Capital Corporation, as Sponsor, and
                Donaldson, Lufkin & Jenrette Securities Corporation, as Representative of the several Underwriters named in
                Schedule I thereto

   4.1          Pooling and Servicing Agreement, dated as of June 1,
                1997, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California,
                N.A., as Trustee

  10.1          Subsequent Transfer Agreement, dated as of June 25,
                1997, between Aames Capital Corporation, as Seller, and
                Bankers Trust Company of California, N.A., as Trustee
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